EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aladdin International, Inc., a Nevada corporation (the “Company”), on Form 10Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sanford Schwartz, the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that, to the undersigned’s knowledge:

(1)

the Report of the Company filed today fully complies with the requirements of Section 13(a) or (15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: May 7, 2015	By:	/s/ Sanford Schwartz
	Name:	Sanford Schwartz
	Title:	Chief Financial Officer